UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 4, 2010

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Issuer Direct Corporation
(Exact name of registrant as specified in its charter)

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Delaware	1-10185	74-2418590
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

201 Shannon Oaks Circle Suite 105, Cary North Carolina 27511
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (919) 481-4000

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01 — CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

(a) Previous independent accountant

On June 4, 2010, Issuer Direct Corporation (the “Company”) notified GBH CPA’s, PC. (“GBH”) that effective June 4, 2010 the Company has decided to dismiss GBH as the Company’s independent registered public accounting firm. The decision to dismiss GBH was made and approved by the Company’s Board of Directors.  The audit reports of GBH on the Company’s financial statements for the fiscal years ended December 31, 2009 and 2008 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to audit scope, or accounting principles. However, the GBH reports for the fiscal year ended December 31, 2008 contained a going concern qualification. This qualification expressed substantial doubt about the Company’s ability to continue as a going concern based on significant recurring operating losses. During the two most recent fiscal years and the subsequent interim period through June 4, 2010, the Company had no disagreements with GBH on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to their satisfaction, would have caused GBH to make reference to the subject matter of the disagreement in connection with its reports. In addition, during that time there were no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K).

The Company has provided GBH with a copy of the disclosures required by Item 304(a) contained in this Report on Form 8-K and has requested that GBH furnish the Company with a letter addressed to the SEC stating whether GBH agrees with the statements made by the registrant in this Form 8-K and, if not, stating the respects in which it does not agree. A copy of GBH’s letter dated June 7, 2010 is filed as Exhibit 16.1 to this Form 8-K.

(b) New independent accountant

Effective as of June 4, 2010, the Company engaged Cherry Bekaert & Holland, LLP (“Cherry Bekaert & Holland”) as its new independent registered public accounting firm. The decision to engage Cherry Bekaert & Holland was made and approved by the Company’s Board of Directors.

During the two most recent fiscal years and through June 4, 2010, the Company has not consulted with Cherry Bekaert & Holland regarding either: (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s financial statements; or (ii) any matter that was either subject of a disagreement (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K) or a reportable event (as that term is described in Item 304(a)(1)(v) of Regulation S-K).

ITEM 5.02 — DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

On June 4, 2010 Edward Gistaro and Chauncey Schmidt announced their resignations from the Board of Directors of Issuer Direct Corporation (“the Company”).  The Company has elected Lori Jones and Wesley Pollard to serve as Directors of the Company. Ms. Jones previously served as Chief Financial Officer of the Company from June 2008 to November 2009. Mr. Pollard currently serves as the Chief Financial Officer of the Company, and will also serve as Secretary and Treasurer.

ITEM 9.01—  FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit Number	Exhibit Title or Description

16.1	GBH CPA’s, PC letter addressed to the Securities and Exchange Commission
17.1	Resignation letter from Edward Gistaro
17.2	Resignation letter from Chauncey Schmidt

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Issuer Direct Corporation

Date: June 8, 2010	By:	/s/ BRIAN R. BALBIRNIE
Brian R. Balbirnie
Chief Executive Officer

EXHIBIT LIST

Exhibit Number	Exhibit Title or Description

16.1	GBH CPA’s, PC letter addressed to the Securities and Exchange Commission
17.1	Resignation letter from Edward Gistaro
17.2	Resignation letter from Chauncey Schmidt